Other liabilities	12 Months Ended
Dec. 31, 2017
Other liabilities
Other liabilities

Note 21—Other liabilities

Accounting policies

        Financial liabilities are recognized initially at fair value less transaction costs. In subsequent periods, financial liabilities are measured at amortized cost corresponding to the capitalized value using the effective interest method. Consequently, the difference between the proceeds and the nominal value is recognized in the income statement over the maturity period of the loan.

        Provisions are measured as the best estimate of the costs needed at the balance sheet date to settle obligations. Provisions also include contingent payments on the conclusion of agreements, contracts, etc.

DKK thousand	2017	2016
Severance payment	896	3,854
Employee benefits	28,165	20,431
Royalty payable to third party	2,917	25,222
Interest payable on royalty bond	4,295	9,753
Other payables	7,335	5,190

Total other liabilities	43,608	64,450